QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Southern Copper Corporation (the "Company") on Form 10-K for the period ending December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Raul Jacob, Vice President, Finance and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RAUL JACOB Raul Jacob Vice President, Finance, Treasurer and Chief Financial Officer

March 1, 2018

        A signed original of this written statement required by section 906 has been provided to Southern Copper Corporation and will be retained by Southern Copper Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

QuickLinks

  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002